SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) March 27, 1998


                           BELL TECHNOLOGY GROUP LTD.
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               (Exact name of registrant as specified in charter)


   Delaware                         1-14168                  13-3781263
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(State or other juris-            (Commission              (IRS Employer
diction of Incorporation)         File number)           Identification No.)



          295 Lafayette Street, 3rd Floor, New York, New York  10012
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         (Address of principal executive offices)            (Zip Code)




Registrant's telephone number,
   including area code                          (212) 334-8500
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.           Other Events.

                  Registrant's press release dated March 27, 1998 is filed herewith as Exhibit 20 and is incorporated herein by reference.

Item 7.           Financial Statements and Exhibits.

                  (c) Exhibits. 20. Press release of Registrant dated March 27, 1998.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BELL TECHNOLOGY GROUP LTD.




                                            By      Marc H. Bell
                                               -----------------------------
                                               Marc H. Bell, President
                                                and Chief Executive Officer


Dated:  April 13, 1998

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                                  EXHIBIT INDEX


                                                                   Sequentially
Exhibit                                                            Numbered Page
-------                                                            -------------

  20.             Press release of Registrant dated
                  March 27, 1998.


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